UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: March 4, 2009

(Date of earliest event reported: March 3, 2009)

SciClone Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

950 Tower Lane, Suite 900, Foster City, CA	94404
(Address of principal executive offices)	(Zip Code)

(650) 358-3456

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 3, 2009, SciClone Pharmaceuticals, Inc. ( the “Company”) held a conference call with analysts and investors to discuss the Company’s financial results for the fourth quarter and year ended December 31, 2008. The transcript of the Company’s conference call is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 8.01.	Other Events.

The transcript attached hereto as Exhibit 99.1 to this Current Report is incorporated by reference into Item 8.01 of this Current Report as it may be deemed to include solicitation materials under Rule 14A of the Securities Exchange Act of 1934, as amended.

The information in Item 2.02 and Item 8.01 of this Current Report, including Exhibit 99.1 to this Current Report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Item 2.02 and Item 8.01 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed by SciClone with the Securities and Exchange Commission, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference to Item 2.02 and Item 8.01 and the accompanying Exhibit 99.1 in such filing.

Forward-Looking Statements.

The exhibits to this Current Report contain forward-looking statements regarding the business, products and financial results of SciClone Pharmaceuticals, Inc., including statements regarding our guidance for 2009 and other expectations for 2009. You are urged to consider statements that include the words “may,” “will,” “would,” “could,” “should,” “might,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “anticipates,” “intends,” “continues,” “forecast,” “designed,” “goal,” or the negative of those words or other comparable words to be uncertain and forward-looking. These statements are subject to risks and uncertainties that are difficult to predict and actual outcomes may differ materially. These risks and uncertainties include changes to SciClone’s final fiscal year 2008 results that may result in the course of completion of SciClone’s audit, developments with respect to SciClone’s products as well as the outcome of the director nomination notice received by SciClone in December 2008 from a company controlled by Sigma-Tau Finanziaria S.p.A. Please also refer to other risks and uncertainties described in SciClone’s filings with the Securities and Exchange Commission. All forward-looking statements are based on information currently available to SciClone and SciClone assumes no obligation to update any such forward-looking statements.

Important Information/ Solicitation Participants Legend.

SciClone Pharmaceuticals, Inc. will file a proxy statement in connection with its 2009 annual meeting of stockholders and advises its stockholders to read that proxy statement when it becomes available because it will contain important information. Stockholders will be able to obtain a free copy of that proxy statement and other documents (when available) that SciClone files with the Securities and Exchange Commission at the Commission’s website at www.sec.gov. That proxy statement and these other documents will also be available free of charge by directing a request to SciClone Pharmaceuticals, Inc., Attn: Investor Relations, 950 Tower Lane, Suite 900, Foster City, CA 94404, or from SciClone at www.sciclone.com.

SciClone, its directors and named executive officers may be deemed to be participants in the solicitation of proxies from the SciClone stockholders in connection with the 2009 annual meeting. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in SciClone’s proxy statement filed on May 5, 2008 for the 2008 annual meeting of stockholders. To the extent that holdings of SciClone securities on the part of those individuals have changed since the date of that proxy statement, those changes have been reflected on Statements of Changes in Ownership on Forms 3 or 4 filed with the Securities and Exchange Commission. More current information regarding the interests of the directors and named executive officers of SciClone will be contained in the proxy statement referred to in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Transcript of conference call, dated March 3, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2009	SCICLONE PHARMACEUTICALS, INC.

	By:	/S/ FRIEDHELM BLOBEL
Friedhelm Blobel
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Transcript of conference call, dated March 3, 2009.